UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Orion Energy Systems, Inc. (the “Company”) previously announced that, in connection with the appointment of Sally A. Washlow as the Company’s new Chief Executive Officer, effective as of April 14, 2025, the Company entered into an Executive Employment and Severance Agreement with Ms. Washlow (the “Employment Agreement”), which provided for the Company’s payment of a cash signing bonus to Ms. Washlow of $500,0000 payable on June 2, 2025, approximately $300,000 of which was required to be used by Ms. Washlow to purchase the Company’s Common Stock directly from the Company (the “Cash Signing Bonus”).

Additionally, the Company previously announced that on May 29, 2025, the board of directors of the Company (the “Board”) and Ms. Washlow mutually agreed to defer Ms. Washlow’s Cash Signing Bonus and related direct purchase of Common Stock for up to one year, with the timing of such Cash Signing Bonus and related direct purchase of Common Stock to be reviewed quarterly and mutually agreed upon by the Human Capital Management and Compensation Committee of the Board and Ms. Washlow.

On November 13, 2025, the Human Capital Management and Compensation Committee approved the reinstatement of Ms. Washlow’s Cash Signing Bonus, and Ms. Washlow’s related direct purchase of $300,000 of shares of Common Stock. The $300,000 of shares of Common Stock to be purchased directly from the Company by Ms. Washlow will be issued on November 19, 2025, based on the average closing price of the Company’s Common Stock over the five preceding trading days.

***

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Executive Employment and Severance Agreement, dated April 14, 2025, by and between Orion Energy Systems, Inc. and Sally A. Washlow, filed as Exhibit 10.2 to the Registrant’s Form 8-K filed on April 14, 2025, is hereby incorporated by reference.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: November 14, 2025	By:	/s/ J. Per Brodin
J. Per Brodin
Executive Vice President and Chief Financial Officer

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